EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND
Supplement to Prospectus dated May 31, 2018 and Prospectus Supplement dated November 19, 2018

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Fund’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On December 31, 2018 the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $13.48, $13.36 and 0.90%, respectively. As of December 31, 2018, we had 77,731,035 Common Shares outstanding and net assets of approximately $1,038,658,595.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $13.48 per share for our Common Shares on the NYSE as of December 31, 2018, we estimate that the net proceeds of this offering will be approximately $77,769,473 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

January 2, 2019